UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2010
LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1666 East Touhy Avenue, Des Plaines, Illinois	60018

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 827-9666
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Asset Purchase Agreement
On September 1, 2010, Lawson Products, Inc. (“Lawson” or the “Company”) announced the sale of substantially all of the assets of Assembly Component Systems, Inc. (“ACS”), a wholly owned subsidiary, to Supply Technologies LLC (“Supply Technologies”), a wholly owned company of Park-Ohio Holdings Corp.
Under the terms of the Asset Purchase Agreement (the “Agreement”) dated August 31, 2010, Supply Technologies purchased substantially all of the assets of ACS for $19.0 million. Of the total consideration, $16.0 million was paid to Lawson in cash on September 1, 2010 and the remaining $3.0 million will be paid in quarterly installments over the next three years, subject to the terms of a subordinated promissory note between Supply Technologies and Lawson. In addition, Supply Technologies assumed certain liabilities of ACS. The purchase price may be adjusted based on the final value of the net assets and liabilities of ACS as of August 31, 2010. The foregoing description of the Agreement is qualified in its entirety to the full text of the Agreement, a copy of which is attached as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.
A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Credit Agreement
Additionally, Lawson and The PrivateBank and Trust Company (“PrivateBank”) entered into a Consent, Waiver and Third Amendment to Credit Agreement (the “Amendment”). The Amendment confirms PrivateBank’s consent to the sale of ACS assets as set forth above and releases ACS from any and all liabilities and obligations under the Credit Agreement between Lawson and PrivateBank. The foregoing description of the Amendment is qualified in its entirety to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information provided by Item 1.01 of this Current Report on Form 8-K with respect to the sale of assets of ACS is hereby incorporated into this Item 2.01 by reference.
Item 9.01 Financial Statements and Exhibits.
(b)(1) Pro forma financial information
The pro forma financial information required by this item with respect to the sale of assets of ACS is attached as Exhibit 99.2 to this Current Report.
(d) Exhibits

2.1	Asset Purchase Agreement
10.1	Consent, Waiver and Third Amendment to Credit Agreement
99.1	Press Release issued on September 1, 2010
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC. (Registrant)
Date: September 3, 2010	By:	/s/ Ronald J. Knutson
		Name:	Ronald J. Knutson
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No,	Description
2.1	Asset Purchase Agreement
10.1	Consent, Waiver and Third Amendment to Credit Agreement
99.1	Press Release issued on September 1, 2010
99.2	Unaudited Pro Forma Condensed Consolidate Financial Information